ARTHUR
                                    ANDERSEN

                                                ______________________________
                                                Arthur Andersen LLP

January 19, 1999                                ______________________________
                                                Suite 1400
Office of the Chief Accountant                  6320 Canoga Avenue
Securities and Exchange Commission              Woodland Hills CA 91367-2526
450 Fifth Street, N.W.                          818 716 1666
Washington, D.C. 20549


Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated January 18, 1999 of CSL Lighting Manufacturing, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/  Arthur Andersen LLP
------------------------
ARTHUR ANDERSEN LLP


sms

copy to:

Mr. Mark Allen, Chief Executive Officer, CSL Lighting Manufacturing, Inc.